FIRST INVESTORS LIFE VARIABLE ANNUITY FUND A
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FIRST INVESTORS LIFE INSURANCE COMPANY

95 Wall Street, New York, New York  10005/(212) 858-8200

   This Prospectus describes the Variable Annuity Contracts (the "Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). The Contracts are designed for individual investors who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. The Contracts may be purchased on a nonqualified basis. The Contracts may also be purchased through (1) qualified individual retirement accounts and (2) qualified corporate employee pension and profit-sharing plans. The Contracts offered are flexible premium deferred variable annuity contracts ("Deferred Variable Annuity Contracts") under which annuity payments will begin on a selected future date.
A PENALTY MAY BE ASSESSED ON EARLY WITHDRAWALS. SEE "FEDERAL INCOME TAX STATUS." THE CONTRACTS CONTAIN A 10-DAY REVOCATION RIGHT. SEE "VARIABLE ANNUITY CONTRACTS--TEN-DAY REVOCATION RIGHT." The Contracts provide for the accumulation of values on a variable basis. Payment of annuity benefits will be on a variable basis, unless a fixed basis or a combination of variable and fixed bases is selected by the Contractowner. Although the Contracts do not meet the requirements applicable to tax qualified plans, the tax status of the Annuitant is determined by the provisions of the plan (see "Federal Income Tax Status"). Unless otherwise stated, this Prospectus describes only the variable aspects of the Contracts. The Contracts contain information on the fixed aspects.

   Contractowners' purchase payments less certain deductions ("net purchase payments") are paid into a unit investment trust, First Investors Life Variable Annuity Fund A ("Separate Account A"). The assets of Separate Account A are invested at net asset value in shares of First Investors Special Bond Fund, Inc. (the "Fund"), an open-end, diversified management investment company.


   This Prospectus sets forth the information about Separate Account A that a prospective investor should know before investing and should be kept for future reference. A Statement of Additional Information, dated April 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference in its entirety. (See page 19 of this Prospectus for the Table of Contents of the Statement of Additional Information.) The Statement of Additional Information is available at no charge upon request to First Investors Life at the address or telephone number indicated above. Additional information about Separate Account A has been filed with the Securities and Exchange Commission.



                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
                            ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

           THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE CURRENT
              PROSPECTUS OF FIRST INVESTORS SPECIAL BOND FUND, INC.



                  The date of this Prospectus is April 30, 1998

                                   PROSPECTUS
                                TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . .  3
FEE TABLE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
CONDENSED FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . .  5
GENERAL DESCRIPTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     First Investors Life Insurance Company. . . . . . . . . . . . . . . . .  5
     Separate Account A. . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Underwriter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Year 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
PURCHASES, DEDUCTIONS, CHARGES AND EXPENSES. . . . . . . . . . . . . . . . .  8
     Purchase Payments . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Deductions from Purchase Payments . . . . . . . . . . . . . . . . . . .  8
     Deduction Table . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     Exchange Privilege. . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     Mortality and Expense Risk Charges. . . . . . . . . . . . . . . . . . .  9
     Administrative Charge . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Other Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
VARIABLE ANNUITY CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Deferred Variable Annuities--Accumulation Period. . . . . . . . . . . . 11
     Annuity Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Death Benefit During the Accumulation Period. . . . . . . . . . . . . . 13
     Surrender and Termination (Redemption) During
       the Accumulation Period . . . . . . . . . . . . . . . . . . . . . . . 14
     Death of Contractowner. . . . . . . . . . . . . . . . . . . . . . . . . 14
     Ten-Day Revocation Right. . . . . . . . . . . . . . . . . . . . . . . . 14
FEDERAL INCOME TAX STATUS. . . . . . . . . . . . . . . . . . . . . . . . . . 15
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 17
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION . . . . . . . . 19
APPENDIX I - STATE AND LOCAL TAXES . . . . . . . . . . . . . . . . . . . . . 19

                            GLOSSARY OF SPECIAL TERMS

   ACCUMULATED VALUE - The value of all the Accumulation Units credited to the Contract.

   ACCUMULATION PERIOD - The period between the date of issue of a Contract and the Annuity Commencement Date.

   ACCUMULATION UNIT - A unit used to measure the value of a Contractowner's interest in Separate Account A prior to the Annuity Commencement Date.

   ADDITIONAL PAYMENT - A purchase payment made to First Investors Life after issuance of a deferred annuity.

   ANNUITANT - The person designated to receive or the person who is actually receiving annuity payments under a Contract.

   ANNUITY COMMENCEMENT DATE - The date on which annuity payments are to commence.

   ANNUITY UNIT - A unit used to determine the amount of each annuity payment after the first.

   BENEFICIARY - The person designated to receive any benefits under a Contract upon the death of the Annuitant in accordance with the terms of the Contract.

   CONTRACT - An individual variable annuity contract offered by this Prospectus.

   CONTRACTOWNER - The person or entity with legal rights of ownership of the Contract.

   FIXED ANNUITY - An annuity with annuity payments which remain fixed as to dollar amount throughout the payment period.

   GENERAL ACCOUNT - All assets of First Investors Life other than those allocated to Separate Account A and other segregated investment accounts of First Investors Life.

   JOINT ANNUITANT - The designated second person under joint and survivor life annuity.

   SEPARATE ACCOUNT A - The segregated investment account entitled "First Investors Life Variable Annuity Fund A," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940, as amended.

   SINGLE PAYMENT - A one-time purchase payment made to First Investors Life to purchase a deferred annuity.


   VALUATION DATE - Any date on which the New York Stock Exchange ("NYSE") is open for regular trading. Each Valuation Date ends as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time). The NYSE currently observes the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


   VALUATION PERIOD - The period beginning on the date after any Valuation Date and ending at the end of the next Valuation Date.

   VARIABLE ANNUITY - An annuity with annuity payments varying in amount in accordance with the net investment experience of Separate Account A.

                                    FEE TABLE


   The following table has been prepared to assist the investor in understanding the various costs and expenses a Contractowner will directly or indirectly bear. The table reflects expenses of Separate Account A as well as the Fund. The Fee Table reflects Fund expenses expected to be incurred in 1998.



CONTRACTOWNER TRANSACTION EXPENSES
     Sales Load Imposed on Purchases
        (As a percentage of purchase payments) . . . . . . . . . . . . . .7.00%

SEPARATE ACCOUNT ANNUAL EXPENSES
   (As a percentage of average account value)
     Mortality and Expense Risk Charges. . . . . . . . . . . . . . . . . .0.75%
Total Separate Account Annual Expenses . . . . . . . . . . . . . . . . . .0.75%

FUND ANNUAL EXPENSES
   (As a percentage of Fund average net assets)
     Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .0.75%
     Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .0.11%
     Total Fund Operating Expenses . . . . . . . . . . . . . . . . . . . .0.86%*


 * The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

     For more complete descriptions of the various costs and expenses shown in the Fee Table, please refer to "Purchases, Deductions, Charges and Expenses."
An administrative charge may be deducted if the Accumulated Value of a Deferred Variable Annuity Contract is less than $1,500 (see "Administrative Charge"). In addition, Premium taxes may be applicable (see "Other Charges").

EXAMPLE



If you surrender your Contract
(or if you annuitize)at the end
of the period shown: . . . . . . . . . . . . . . . . .        1 YEAR              3 YEARS             5 YEARS            10 YEARS
                                                             --------            ---------           ---------          ----------
     You would pay the following expenses
     on a $1,000 investment, assuming 5%
     annual return on assets:  . . . . . . . . . . . .          $85                $117                $151                $248



THE EXPENSES IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

     The following shows the accumulation unit values and the number of accumulation units outstanding for Separate Account A for the last ten fiscal years:



                                     ACCUMULATION             NUMBER OF
                 AS OF:              UNIT VALUE($)       ACCUMULATION UNITS
          -----------------          -------------       ------------------
          December 31, 1988             2.13623             32,388,317.9
          December 31, 1989             2.08689             40,781,044.9
          December 31, 1990             1.88053             28,318,605.0
          December 31, 1991             2.53391             19,910,946.0
          December 31, 1992             2.88323             15,144,947.0
          December 31, 1993             3.38150             12,724,736.0
          December 31, 1994             3.31907             11,057,783.2
          December 31, 1995             3.97815              9,552,100.7
          December 31, 1996             4.46562              8,254,269.6
          December 31, 1997             4.91727              7,334,261.6



                               GENERAL DESCRIPTION

   FIRST INVESTORS LIFE INSURANCE COMPANY. First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for the Fund. Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls the Adviser and First Investors Life.

   SEPARATE ACCOUNT A. First Investors Life Variable Annuity Fund A ("Separate Account A") was established on September 11, 1979 under the provisions of the New York Insurance Law. The assets of Separate Account A are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account A is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account A.

   The assets of Separate Account A are invested at net asset value in shares of First Investors Special Bond Fund, Inc. (the "Fund"). The Fund's Prospectus describes the risks attendant to an investment in the Fund.

   Income, gains and losses, whether or not realized, from assets allocated to Separate Account A are, in accordance with the applicable Contracts, credited to or charged against Separate Account A without regard to other income, gains or losses of First Investors Life. The obligations under the Contracts are obligations of First Investors Life.

   Any and all distributions received from the Fund will be paid in Fund shares or if in cash, will be reinvested in additional Fund shares at net asset value. Accordingly, no cash distributions will be made to Contractowners. Deductions and redemptions from Separate Account A may be effected by redeeming the number of applicable Fund shares, at net asset value, necessary to satisfy the amount to be deducted or redeemed. Shares of the Fund will be valued at their net asset value.

   Subject to applicable law, First Investors Life reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Contractowners and Annuitants or would be appropriate in carrying out the purposes of the Contract. First Investors Life will obtain, when required, the necessary Contractowner approval or regulatory approval for any changes and provide, when required, the appropriate notification to Contractowners prior to
making such changes.   Examples of the changes First Investors Life may make
include, but are not limited to:

          - To operate Separate Account A in any form permitted under the 1940 Act or in any other form permitted by law.

          - To add, delete, or substitute for the Fund shares held in Separate Account A, the shares of any investment company or series thereof, or any investment permitted by law.

          - To make any amendments to the Contracts necessary for the Contracts to comply with the provisions of the Internal Revenue Code or any other applicable Federal or state law.

   THE FUND.   First Investors Special Bond Fund, Inc. is a diversified open-end management investment company registered under the 1940 Act. Registration of the Fund with the Commission does not involve supervision by the Commission of the management or investment practices or policies of the Fund. The shares of the Fund are not sold directly to the general public but are available only through the purchase of Contracts issued by First Investors Life. The Fund reserves the right to offer its shares to other separate accounts of First Investors Life or directly to First Investors Life.

   The Fund primarily seeks to earn a high level of current income without undue risk to principal and secondarily seeks growth of capital. The Fund seeks to achieve its objectives by investing at least 65% of its total assets in high yield, high risk securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those involved in higher-rated securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors -
- High Yield Securities" in the Fund's Prospectus.

   For more complete information about the Fund, including management fees and other expenses, see the Fund's Prospectus, which is attached to this Prospectus. It is important to read the Prospectus carefully before you decide to invest.
No offer is made of a Contract funded by the underlying mutual fund unless a current Prospectus of the Fund has been delivered.

   ADVISER. First Investors Management Company, Inc. (the "Adviser"), an affiliate of First Investors Life, is the investment adviser of the Fund. The Adviser supervises and manages the investments and operations of the Fund. The Adviser is a New York corporation located at 95 Wall Street, New York, New York 10005.

   UNDERWRITER. First Investors Life and Separate Account A have entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005. First Investors Life has reserved the right in the Underwriting Agreement to sell the Contracts directly. The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.


       YEAR 2000. Like other separate accounts, Separate Account A could be adversely affected if the computer and other information processing systems used by First Investors Life, the underlying Funds, the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. First Investors Life, the Funds, the Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Separate Account A. Nor can the Separate Account A estimate the extent of any impact.


   VOTING RIGHTS. First Investors Life will vote the shares of the Fund held in Separate Account A or directly, at any Fund shareholders meeting, in accordance with its view of present law. It will vote Fund shares held in Separate Account A as follows: shares attributable to Contractowners for which it receives instructions, in accordance with the instructions; shares attributable to Contractowners for which it does not receive instructions, in the same proportion that it votes shares held in the Separate Account for which it receives instructions; and shares not attributable to Contractowners, in the same proportion that it votes shares held in the Separate Account that are attributable to Contractowners and for which it receives instructions. It will vote Fund shares held directly in the same proportion that it votes shares held in the Separate Account that are attributable to Contractowners and for which it receives instructions. All of the shares of the Fund held by First Investors Life through the Separate Account or directly will be presented at any Fund shareholders meeting for purposes of determining a quorum.

   Prior to the Annuity Commencement Date, the number of Fund shares held in the Separate Account that is attributable to each Contractowner is determined by dividing the Separate Account's Accumulated Value by the net asset value of one Fund share. After the Annuity Commencement Date, the number of Fund shares held in the Separate Account that is attributable to each Contractowner is determined by dividing the reserve held in the Separate Account for the variable annuity payment under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates. The number of votes that a Contractowner has the right to cast will be determined as of the record date established by the Fund.

   Voting instructions will be solicited by written communication prior to the date of the meeting at which votes are to be cast. Each Contractowner having a voting interest in the Separate Account will be sent meeting and other materials relating to the Fund.

   First Investors Life reserves the right to proceed other than as described above, including the right to vote shares of the Fund in its own right, to the extent permitted by law.

                   PURCHASES, DEDUCTIONS, CHARGES AND EXPENSES

   PURCHASE PAYMENTS. Investors in Separate Account A will be purchasing Accumulation Units of Separate Account A only and not shares of the Fund in which Separate Account A invests.

   The minimum purchase payment is $2,000 for a Deferred Variable Annuity Contract. Additional Payments under a Deferred Variable Annuity Contract in the minimum amount of $200 may be made at any time after the issuance of the Contract.

   Initial purchase payments will be credited to a Contractowner's Account on the Valuation Date they are received by First Investors Life, provided that First Investors Life has received a duly completed application. Additional payments will be credited to a Contractowner's Account on the Valuation Date they are received by First Investors Life. In the event First Investors Life receives an incomplete application, all required information shall be provided not later than five business days following the receipt of such application or the purchase payment will be returned to the applicant at the end of such five-day period.

   Purchase payments, after deductions for sales expenses and any applicable Premium taxes (see "Deductions from Purchase Payments" and "Other Charges"), will be allocated to Separate Account A based upon the next computed value of an Accumulation Unit following receipt by First Investors Life at its Executive Office or other designated office. Accumulation Units are valued at the end of each Valuation Date (i.e., as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time).

   DEDUCTIONS FROM PURCHASE PAYMENTS. First Investors Life or FIC, as the Underwriter, makes deductions, in accordance with the Deduction Table below, from the purchase payment for expenses in connection with sales functions relative to the Contracts. Reductions in sales charges are applicable to the total amount of the purchase payment. In addition, any Additional Payment made after the issuance of a Deferred Variable Annuity Contract is subject to the sales charge applicable to the total amount of all purchase payments previously made plus the amount of the Additional Payment being made. The sales charge is intended to cover all expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts.


                                 DEDUCTION TABLE

                                       SALES CHARGE AS % OF
                                       ---------------------    CONCESSION TO
                                       OFFERING   NET AMOUNT   DEALERS AS % OF
AMOUNT OF PURCHASE PAYMENT(S)           PRICE*     INVESTED    OFFERING PRICE
-----------------------------          --------   ----------   ---------------

Less than $25,000. . . . . . . . .       7.00%        7.53%          5.75%
$25,000 but under $50,000. . . . .       6.25         6.67           5.17
$50,000 but under $100,000 . . . .       4.75         4.99           3.93
$100,000 but under $250,000. . . .       3.50         3.63           2.90
$250,000 but under $500,000. . . .       2.50         2.56           2.19
$500,000 but under $1,000,000. . .       2.00         2.04           1.67
$1,000,000 or over . . . . . . . .       1.50         1.52           1.24



  *  Assumes that no Premium taxes have been deducted.


   EXCHANGE PRIVILEGE. First Investors Life Variable Annuity Fund C ("Separate Account C") is a segregated investment account established by First Investors Life which invests in shares of First Investors Life Series Fund, a mutual fund composed of eleven separate series. Contractowners of Separate Account A may exchange their Separate Account A Contracts for Separate Account C Contracts. The Accumulated Value of the Separate Account A Contract will be invested at the next computed values of the Accumulation Units in one or more Subaccounts of Separate Account C. Although there is no charge for this exchange, Contractowners will be required to execute a change of contract form which, in part, states that First Investors Life deducts a daily charge equal to an annual rate of 1.00% of the daily Accumulation Unit value of the Subaccounts as a charge for mortality and expense risks. Contractowners are advised to read the Prospectus of Separate Account C, which may be obtained free of charge from First Investors Life, before exchanging Separate Account A Contracts for Separate Account C Contracts. This exchange privilege may be modified or terminated at any time by First Investors Life.

   MORTALITY AND EXPENSE RISK CHARGES. Although the amount of each variable annuity payment made to an Annuitant will vary in accordance with the investment performance of Separate Account A, the amount will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. First Investors Life assumes this "mortality risk" by virtue of annuity rates incorporated in the Contracts which cannot be changed.


   The mortality risk assumed by First Investors Life arises from its obligation to continue to make fixed or variable annuity payments, determined in accordance with the annuity tables and other provisions of the Contracts, to each Annuitant regardless of how long that person lives and regardless of how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract, and may reduce the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement. First Investors Life also assumes mortality risk as a result of its guarantee of a minimum payment in the event the Annuitant or the Contractowner named in the original application for the Contract dies prior to the Annuity Commencement Date.


   In addition, First Investors Life assumes the risk that the charges for administrative expenses may not be adequate to cover such expenses and assures that it will not increase the amount charged for administrative expenses. In consideration for its assumption of these mortality and expense risks, First Investors Life deducts an amount equal on an annual basis to 0.75% of the daily Accumulation Unit value of Separate Account A. Of such charge, approximately 0.60% is for assuming the mortality risk and 0.15% is for assuming the expense risk.

   If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on First Investors Life; conversely, if the deduction proves more than sufficient, the excess will be a profit to First Investors Life. Any profits resulting to First Investors Life for over-estimates of the actual costs of the mortality and expense risks can be used by First Investors Life for any business purpose, including the payment of expenses of distributing the Contracts, and will not remain in Separate Account A.

   ADMINISTRATIVE CHARGE. An administrative charge of $7.50 may be deducted annually by First Investors Life from the Accumulated Value of Deferred Variable Annuity Contracts which have an Accumulated Value of less than $1,500 due to partial surrenders. These charges against Annuitant accounts are for the purpose of compensating First Investors Life for expenses involved in administering small dormant accounts. If the actual expenses exceed charges, First Investors Life will bear the loss.

   OTHER CHARGES. Some states assess Premium taxes which presently range from 0% to 2.35% at the time Purchase Payments are made; others assess Premium taxes at the time of surrender or when annuity payments begin. First Investors Life currently advances any Premium taxes due at the time Purchase Payments are made and then deducts Premium taxes from the Accumulated Value of the Contract at the time of surrender, upon death of the Annuitant or when annuity payments begin. First Investors Life, however, reserves the right to deduct Premium taxes when incurred. See Appendix I for Premium tax table.


   EXPENSES. The total expenses of Separate Account A for the fiscal year ended December 31, 1997 amounted to $273,989, or 0.75% of its average net assets. There are deductions from and expenses paid out of the assets of the Fund that are described in the Prospectus for the Fund.


                           VARIABLE ANNUITY CONTRACTS

   This Prospectus offers individual Deferred Variable Annuity Contracts under which annuity payments will begin on a selected future date. First Investors Life is offering the Contracts in states where it has the authority to issue the Contracts. The individual Deferred Variable Annuity Contracts offered by this Prospectus are designed to provide lifetime annuity payments to Annuitants in accordance with the plan adopted by the Contractowner. The amount of annuity payments will vary with the investment performance of Separate Account A. The Contracts obligate First Investors Life to make payments for the lifetime of the Annuitant in accordance with the annuity rates contained in the Contract, regardless of actual mortality experience (see "Annuity Period"). Upon the death of the Annuitant under a Contract before the Annuity Commencement Date, First Investors Life will pay a death benefit to the beneficiary designated by the Contractowner. For a discussion of the amount and manner of payment of this benefit, see "Death Benefit During the Accumulation Period."

   All or a portion of the Accumulated Value may be surrendered during the Accumulation Period. For a discussion on withdrawals during the Accumulation Period, see "Surrender and Termination (Redemption) During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Federal Income Tax Status." The exercise of Contract rights herein described, including the right to make a withdrawal during the Accumulation Period, will be subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plan.

   First Investors Life reserves the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

   Contractowners with any inquiries concerning their account should write to First Investors Life Insurance Company at its Executive Office, 95 Wall Street, New York, New York 10005.

DEFERRED VARIABLE ANNUITIES--ACCUMULATION PERIOD

CREDITING ACCUMULATION UNITS. During the Accumulation Period, net purchase payments on Deferred Variable Annuity Contracts, after deductions for sales expenses and any Premium taxes, where applicable (see "Deductions from Purchase Payments"), are credited to the Contractowner's Account in the form of Accumulation Units. The number of Accumulation Units credited to a Contractowner for Separate Account A is determined by dividing the net purchase payment by the value of an Accumulation Unit for Separate Account A based upon the next computed value of an Accumulation Unit following receipt of the purchase payment by First Investors Life at its Executive Office or other designated office. The value of the Contractowner's Individual Account varies with the value of the assets of Separate Account A. The investment performance of the Fund, expenses and deduction of certain charges affect the value of an Accumulation Unit. There is no assurance that the value of a Contractowner's Individual Account will equal or exceed purchase payments. The value of a Contractowner's Individual Account for a Valuation Period can be determined by multiplying the total number of Accumulation Units credited to the account for Separate Account A by the value of an Accumulation Unit for Separate Account A for the Valuation Period.

ANNUITY PERIOD

   COMMENCEMENT DATE. Annuity payments will begin on the Annuity Commencement Date selected by the Contractowner. Not later than 30 days prior to the Annuity Commencement Date, the Contractowner may elect in writing to advance or defer the Annuity Commencement Date. The Annuity Commencement Date may not be deferred beyond the first day of the calendar month following the Annuitant's 85th birthday, or 90th birthday, where such later date is permitted under state law. If no other date is elected, annuity payments will commence on the first day of the calendar month following the Annuitant's 85th birthday, or 90th birthday, where such later date is permitted under state law.

   If the Net Accumulated Value on the Annuity Commencement Date is less than $2,000, First Investors Life may pay such value in one sum in lieu of annuity payments. If the Net Accumulated Value is not less than $2,000 but the variable annuity payments provided for would be or become less than $20, First Investors Life may change the frequency of annuity payments to such intervals as will result in payments of at least $20.

   ASSUMED INVESTMENT RATE. A 3.5% assumed investment rate is built into the Annuity Tables in the Contract. This is based on First Investors Life's opinion that it is the average result to be expected from a diversified portfolio of common stocks during a relatively stable economy. A higher assumption would mean a higher initial payment but more slowly rising and more rapidly falling subsequent variable annuity payments. A lower assumption would have the opposite effect. If the actual net investment rate of Separate Account A is at the annual rate of 3.5%, the variable annuity payments will be level. A fixed annuity is an annuity with annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

   ANNUITY OPTIONS. The Contractowner may, at any time at least 30 days prior to the Annuity Commencement Date upon written notice to First Investors Life at its Executive Office or other designated office, elect to have payments made under any one of the Annuity Options provided in the Contract. If no election is in effect on the Annuity Commencement Date, annuity payments will be made on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed, which is the Basic Annuity.


   The material factors that determine the level of annuity benefits are (i) the value of a Contractowner's Individual Account determined in the manner described in this Prospectus before the Annuity Commencement Date, (ii) the Annuity Option selected by the Contractowner, (iii) the frequency and duration of annuity payments, (iv) the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date and, (v) in the case of a variable annuity, the investment performance of the Fund.


   On the Annuity Commencement Date, First Investors Life shall apply the Accumulated Value, reduced by any applicable Premium taxes not previously deducted, to provide the Basic Annuity or, if an Annuity Option has been elected, to provide one of the Annuity Options described below.


   The Contracts provide for the six Annuity Options described below:

   Option 1 - LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. If this Option is elected, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

   Option 2a - JOINT AND SURVIVOR LIFE ANNUITY - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor.

   Option 2b - JOINT AND TWO-THIRDS TO SURVIVOR LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.

   Option 2c - JOINT AND ONE-HALF TO SURVIVOR LIFE ANNUITY - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.

   Under Annuity Options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

   Option 3 - LIFE ANNUITY WITH 60, 120 OR 240 MONTHLY PAYMENTS GUARANTEED - An annuity payable monthly during the lifetime of the Annuitant with the guarantee that if, upon the death of the Annuitant, payments have been made for less than 60, 120 or 240 monthly periods, as elected, payments will be made as follows:

           1. Any guaranteed annuity payments will be continued during the remainder of the selected period to the Beneficiary. The Beneficiary may, at any time, elect to have the present value of the guaranteed number of annuity payments computed in the manner specified in (2) below, paid in a lump sum.

           2. If a Beneficiary receiving annuity payments under this Option dies after the death of the Annuitant, the present value, computed as of the Valuation Period in which notice of death of the Beneficiary is received by First Investors Life at its Executive Office or other designated office, of the guaranteed number of annuity payments remaining after receipt of such notice and to which such deceased Beneficiary would have been entitled had the Beneficiary not died, computed at the effective annual interest rate, assumed in determining the Annuity Tables, shall be paid in a lump sum in accordance with the Contract.

   Option 4 - UNIT REFUND LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant. An additional annuity payment will be made to the Beneficiary equal to the Annuity Unit Value of Separate Account A as of the date that notice of death in writing is received by First Investors Life at its Executive Office or other designated office, multiplied by the excess, if any, of (a) over (b) where (a) is the Net Accumulated Value allocated to Separate Account A and applied under the option at the Annuity Commencement Date, divided by the corresponding Annuity Unit Value as of the Annuity Commencement Date, and
(b) is the product of the number of Annuity Units applicable under Separate Account A represented by each annuity payment and the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

   ALLOCATION OF ANNUITY. The Contractowner may elect to have the Net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, no transfers or redemptions are allowed. Such elections must be made in writing to First Investors Life at its Executive Office or other designated office, at least 30 days prior to the Annuity Commencement Date. In the absence of an election, annuity payments will be made on a variable basis only under Annuity Option 3 above, Life Annuity with 120 monthly payments guaranteed, which is the Basic Annuity.

DEATH BENEFIT DURING THE ACCUMULATION PERIOD

   If the Annuitant dies prior to the Annuity Commencement Date, First Investors Life will pay a Death Benefit to the Beneficiary designated by the Contractowner upon receipt of a death certificate or similar proof of the death of the Annuitant. The value of the Death Benefit will be determined as of the Valuation Date on the date on which written notice of death is received by First Investors Life at its Executive Office or other designated office.

   If payment of the Death Benefit under one of the Annuity Options was not elected by the Contractowner prior to the Annuitant's death, the Beneficiary may elect to have the Death Benefit paid in a single sum or applied to provide an annuity under one of the Annuity Options or as otherwise permitted by First Investors Life. If a single sum settlement is requested, the amount of the Death Benefit plus any interest at the current settlement option rate then in effect will be paid within seven days of receipt of such election and due proof of death. If an Annuity Option is desired, election may be made by the Beneficiary during a ninety-day period commencing with the date of receipt of notification of death. If such an election is not made, a single sum settlement will be made to the Beneficiary at the end of such ninety-day period. If any Annuity Option is elected, the Annuity Commencement Date shall be the date specified in the election but no later than ninety days after receipt by First Investors Life of notification of death.

   The amount of the Death Benefit will be the greater of (1) the gross purchase payments (prior to any deductions or charges) made under an Individual Contract less any amount of purchase payments surrendered, or (2) the Accumulated Value.

SURRENDER AND TERMINATION (REDEMPTION) DURING THE ACCUMULATION PERIOD

   A Contractowner may elect, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant, to surrender the Contract for all or any part of the Contractowner's Individual Account. In the event of a termination of the Contract, First Investors Life will, upon due surrender of the Contract at the Executive Office of First Investors Life or other designated office, pay to the Contractowner the Accumulated Value of the Contract. If only a portion of the amount of the Contractowner's Individual Account is requested, the amount so requested shall be deducted from Separate Account A resulting in a corresponding reduction in the number of Accumulation Units credited to the Contractowner in Separate Account A. For any partial or full surrender, the deduction will be based upon the next computed value of an Accumulation Unit following receipt of the request by First Investors Life at its Executive Office or other designated office. First Investors Life may defer any such payment for a period of not more than seven days. However, First Investors Life may postpone such payment during any period when (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays, (b) the Commission has by order permitted such suspension or (c) an emergency, as defined by the rules of the Commission, exists during which time the sale of portfolio securities or calculation of securities is not reasonably practicable. For information as to Federal tax consequences resulting from surrenders, see "Federal Income Tax Status." For information as to State Premium tax consequences, see "Other Charges" and "Appendix I."

   ANNUITY COMMENCEMENT DATE EXCHANGE PRIVILEGE. If this Contract is liquidated during the one-year period preceding its Annuity Commencement Date, the proceeds can be used to purchase Class A shares of First Investors mutual funds without incurring a sales charge.

DEATH OF CONTRACTOWNER

   If the Contractowner dies before the entire interest in the Contract has been distributed, the value of the Contract must be distributed to the Beneficiary as provided below so that the Contract qualifies as an annuity under Section 72(s) of the Internal Revenue Code of 1986, as amended (the "Code").

   If the death of the Contractowner occurs prior to the Annuity Commencement Date, the entire interest in the Contract will be (1) distributed to the Beneficiary within five years, or (2) distributed under an Annuity Option beginning within one year which provides that annuity payments will be made over a period not longer than the life or life expectancy of the Beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, no distributions will be required and the Contract may be continued with the surviving spouse as the new Contractowner. If the Contractowner is also the Annuitant, such spouse shall have the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse shall have the right to become the Contractowner and the Annuitant.

TEN-DAY REVOCATION RIGHT

   A Contractowner may, within ten days from the date the Contract is delivered to the Contractowner (or longer as required by applicable state law), elect to cancel the Contract. First Investors Life will, upon surrender of the Contract, together with a written request for cancellation, at the Executive Office of First Investors Life or other designated office, pay to the Contractowner an amount equal to the Accumulated Value of the Contract on the date of surrender plus the amount of any sales charges deducted from the initial purchase payment. The amount refunded to Contractowners may be more or less than their initial purchase payment depending on the investment results of Separate Account A. In those states where a full refund of premiums is required if the Contractowner elects to exercise to cancel the Contract under the ten-day revocation right, such Contractowner shall be entitled to a full refund of premiums paid upon such cancellation.

                            FEDERAL INCOME TAX STATUS

   The Contracts are designed for use by individuals who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. The Contracts may be purchased on a nonqualified basis or through the following retirement plans qualified for special tax treatment under the Code (1) individual retirement accounts and (2) qualified corporate employee pension and profit sharing plans.

   In general, a Contract acquired by a person who is not an individual will be treated as one which is not an annuity to the extent of contributions made after February 28, 1986, and any income credited to a Contractowner's Individual Account will accordingly be includable in the Contractowner's gross income on a current basis in accordance with that person's method of accounting. The preceding sentence will not apply to any annuity contract that is (i) acquired by a decedent's estate by reason of the decedent's death, (ii) held under a qualified pension, profit-sharing or stock bonus plan described under Section 401(a) of the Code or an employee annuity program described under Section 403(a) of the Code (or that is purchased by an employer upon the termination of such plan or program and that is held by the employer until all amounts under a Contract are distributed to the employee for whom the Contract was purchased or the employee's beneficiary), (iii) held under an individual retirement plan or an employee annuity program described under Section 403(b) of the Code, or (iv) an immediate annuity (as defined in Section 72(u)(4) of the Code).

   The ultimate effect of Federal income taxes on Accumulated Values, on annuity payments and on the economic benefit to the Contractowner, Annuitant or Beneficiary depends on the tax status of both First Investors Life and the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon First Investors Life's understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current Federal income tax laws or the current interpretations of the Internal Revenue Service. Prospective Contractowners should consult their tax advisors as to the tax consequences of purchasing Contracts.

   First Investors Life is taxed as a life insurance company under the Code. Since Separate Account A is not a separate entity from First Investors Life and its operation forms part of First Investors Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Under existing Federal income tax law, investment income of Separate Account A, to the extent that it is applied (after taking into account the mortality risk and expense risk charges) to increase reserves under the Contract, is not taxed and may be compounded through reinvestment without additional tax to First Investors Life to the extent income is so applied. Thus, the Fund may realize net investment income and pay dividends and Separate Account A may receive and reinvest them on behalf of Contractowners, all without Federal income tax consequences for Separate Account A or the Contractowner.

   Under current interpretations of the Code, the Contractowner is not subject to income tax on increases in the value of the Contractowner's Individual Account until payments are received by the Contractowner under the Contract. Annuity payments received after the Annuity Commencement Date will be taxed to the Contractowner as ordinary income in accordance with Section 72 of the Code. However, that portion of each payment which represents the Contractowner's investment in the Contract, which is ordinarily the amount of purchase payments made under the Contract with certain adjustments, will be excluded from gross income. The investment in the Contract is divided by the Contractowner's life expectancy or other period for which annuity payments are expected to be made, in the case of variable annuity payments, and by the expected return, in the case of fixed annuity payments, to determine the annual exclusion. Annuity payments received each year in excess of this annual exclusion, and all payments after the investment in the Contract has been reduced to zero, are taxable as ordinary income as provided in Section 72 of the Code. The investment in the Contract is an amount equal to total purchase payments less any previous distributions from the Contract that were not included in gross income.


   In order that the Contracts be treated as annuities for Federal income tax purposes, other than Contracts issued in connection with retirement plans that are qualified under the Code, Separate Account A must satisfy certain diversification requirements that are generally applicable to variable annuity contract segregated asset accounts under Subchapter L of the Code. Ownership by Separate Account A of shares of the Fund will not fail the diversification requirements provided that the Fund is taxed as a regulated investment company under Subchapter M of the Code, and that the Fund meets such diversification requirements, and all shares of the Fund are owned only by Separate Account A (and similar accounts of First Investors Life or other insurance companies), and access to the Fund is available exclusively through the purchase of Contracts (and additional variable annuity or life insurance products of First Investors Life or other insurance companies). Fund shares also may be held by the Adviser provided such shares are being held in connection with the creation or management of the Fund and the Adviser does not intend to sell any Fund shares it owns to the general public. It is expected that the Adviser will cause the assets of the Fund to be invested in a manner that complies with the asset diversification requirements.


   The Treasury Department has indicated that the diversification regulations do not provide guidance as to any circumstances in which a Contractowner's control over allocation of account value among underlying investments may cause an owner to be treated as the owner of the separate account assets. Such treatment would result in current taxation of the owner on increases in the account value. We reserve the right to amend the Contracts in any way necessary to avoid any such result. As of the date of this prospectus, no regulation or ruling has been issued on the subject, although the Treasury Department has informally indicated that a regulation or ruling could limit the number of underlying funds or the frequency of transfers among those funds. Such regulation or ruling may apply only prospectively, although retroactive effect is possible if the regulation or ruling is considered not to embody a new position.


   With respect to withdrawals before the start of annuity payments, the Code currently provides that: (i) withdrawals from an annuity contract are taxable as ordinary income in the year of receipt to the extent that the Contract's Accumulated Value exceeds the investment in the Contract, (ii) a loan under, or an assignment or pledge of an annuity contract is treated as a distribution, and
(iii) a 10 percent penalty will be assessed, subject to certain exceptions, on the taxable portion of withdrawals made prior to the taxpayer's attainment of age 59 1/2.

   In determining the amount of any distribution that is includable in gross income, all annuity contracts issued by the same company to the same Contractowner during any calendar year will be treated as one annuity contract. Contractowners should consult their tax advisors before purchasing more than one Contract during any calendar year.

   Under the Code, income tax must generally be withheld from all "designated distributions." A designated distribution includes the taxable portion of any distribution or payment from an annuity. A partial surrender of an annuity contract is considered a distribution subject to withholding.

   The amount of withholding depends on the type of payment: "periodic" or "non-periodic." For a periodic payment (E.G., an annuity payment), unless the recipient files an appropriate withholding certificate, the tax withheld from the taxable portion of the payment is based on a payroll withholding schedule which assumes a married recipient claiming three withholding exemptions. For a non-periodic payment distribution (E.G., a partial surrender of an annuity contract), the tax withheld will generally be 10 percent of the taxable portion of the payment.

   A recipient may elect not to have the withholding rules apply. For periodic payments, an election is effective for the calendar year for which it is made and for each necessary year until amended or modified. For non-periodic distributions, an election is effective only for the distribution for which it is made. Payors must notify recipients of their right to elect not to have taxes withheld.

   Insurers are required to report all designated distribution payments to the Internal Revenue Service.

   With respect to the Contracts issued in connection with retirement or deferred compensation plans which do not meet the requirements applicable to tax qualified plans, the tax status of the Annuitant is determined by the provisions of the plan. In general, the Annuitant is not taxed until the Annuitant receives annuity payments. The rules for taxation of payments under non-qualified plans are, in general, similar to those for taxation of payments under a qualified plan; however, the special income averaging treatment available for certain lump sum payments under qualified plans is not available for similar payments under non-qualified plans.

   It should be noted that the laws and regulations with respect to the foregoing tax matters are subject to change at any time by Congress and the Treasury Department, respectively, and that the interpretations of such laws and regulations now in effect are subject to change by judicial decision or by the Treasury Department.

                             PERFORMANCE INFORMATION

   From time to time, Separate Account A may advertise several types of performance information, including yield, average annual total return and total return. Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of Separate Account A.

   Average annual total return and total return calculations measure the net income of Separate Account A plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in Separate Account A for the period in question. Average annual total return will be quoted for one, five and ten year periods, or for shorter time periods depending upon the length of time during which Separate Account A has operated. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in Separate Account A over the period in question. Total return figures are not annualized and represent the actual percentage change over the period in question. Average annual total return and total return figures will include the deduction of all expenses and fees, including the payment of the maximum sales charge of 7.00% and the payment of the Mortality and Expense Risk charges of 0.75%.

   Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period expressed as a percentage of the value of Separate Accounts A's Accumulation Units. Yield is an annualized figure, which means that it is assumed that Separate Account A generates the same level of net income over a one-year period which is compounded on a semi-annual basis.

   For further information on performance calculations, see "Performance Information" in the Statement of Additional Information.

                              FINANCIAL STATEMENTS


   The financial statements for First Investors Life and the accompanying Report of Independent Certified Public Accountants are included in the Statement of Additional Information, dated April 30, 1998. The financial statements for the Separate Account A and the accompanying Report of Independent Certified Public Accountants are also included in the Statement of Additional Information, dated April 30, 1998. The Statement of Additional Information is available at no charge upon request to First Investor Life at the address or telephone number indicated on the coverpage of this Prospectus.

                                TABLE OF CONTENTS
                         OF THE STATEMENT OF ADDITIONAL
                                   INFORMATION

     ITEM                                                                   PAGE
     ----                                                                   ----
General Description. . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . .    5
Relevance of Financial Statements. . . . . . . . . . . . . . . . . . . . .    7
Appendices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .   13



                                   APPENDIX I

                             STATE AND LOCAL TAXES*



Alabama. . . . . . . . . .      --      Mississippi. . . . . . . . . . .     --
Alaska . . . . . . . . . .      --      Missouri . . . . . . . . . . . .     --
Arizona. . . . . . . . . .      --      Nebraska . . . . . . . . . . . .     --
Arkansas . . . . . . . . .      --      New Jersey . . . . . . . . . . .     --
California . . . . . . . .    2.35%     New Mexico . . . . . . . . . . .     --
Colorado . . . . . . . . .      --      New York . . . . . . . . . . . .     --
Connecticut. . . . . . . .      --      North Carolina . . . . . . . . .     --
Delaware . . . . . . . . .      --      Ohio . . . . . . . . . . . . . .     --
District of Columbia . . .    2.25%     Oklahoma . . . . . . . . . . . .     --
Florida. . . . . . . . . .    1.00%     Oregon . . . . . . . . . . . . .     --
Georgia. . . . . . . . . .      --      Pennsylvania . . . . . . . . . .     --
Illinois . . . . . . . . .      --      Rhode Island . . . . . . . . . .     --
Indiana. . . . . . . . . .      --      South Carolina . . . . . . . . .     --
Iowa . . . . . . . . . . .      --      Tennessee. . . . . . . . . . . .     --
Kentucky . . . . . . . . .    2.00%     Texas. . . . . . . . . . . . . .     --
Louisiana. . . . . . . . .      --      Utah . . . . . . . . . . . . . .     --
Maryland . . . . . . . . .      --      Virginia . . . . . . . . . . . .     --
Massachusetts. . . . . . .      --      Washington . . . . . . . . . . .     --
Michigan . . . . . . . . .      --      West Virginia. . . . . . . . . .   1.00%
Minnesota. . . . . . . . .      --      Wisconsin. . . . . . . . . . . .     --
                                        Wyoming. . . . . . . . . . . . .   1.00%


Note:     The foregoing rates are subject to amendment by legislation and the applicability of the stated rates may be subject to administrative interpretation.

* Includes local annuity Premium taxation.

FIRST INVESTORS SPECIAL BOND FUND, INC.

95 Wall Street, New York, N.Y.  10005/(212) 858-8200

   This is a Prospectus for First Investors Special Bond Fund, Inc. ("Fund"), an open-end diversified management investment company. Investments in the Fund are only available through the purchase of Individual Variable Annuity Contracts ("Contracts") issued by First Investors Life Insurance Company ("First Investors Life"). Purchase payments for the Contracts, net of certain expenses, are paid into a unit investment trust, First Investors Life Variable Annuity Fund A ("Separate Account A"). Separate Account A uses these proceeds to purchase shares of the Fund. Investments in the Fund are used to fund benefits under the Contracts.

   The Fund primarily seeks high current income without undue risk to principal and secondarily seeks growth of capital by investing, under normal market conditions, at least 65% of its total assets in high yield, high risk securities. There can be no assurance the Fund will achieve its investment objectives. INVESTMENTS IN HIGH YIELD, HIGH RISK SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS," MAY ENTAIL RISKS THAT ARE DIFFERENT OR MORE PRONOUNCED THAN THOSE INVOLVED IN HIGHER-RATED SECURITIES. SEE "DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND THEIR RISKS--HIGH YIELD SECURITIES."


   This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be retained for further reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Fund. A Statement of Additional Information ("SAI"), dated April 30, 1998 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Fund at the address or telephone number indicated above.



           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
             SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                      PROSPECTUS.  ANY REPRESENTATION TO THE
                          CONTRARY IS A CRIMINAL OFFENSE.



                   The date of this Prospectus is April 30, 1998

                                FINANCIAL HIGHLIGHTS

   The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. Additional performance information is contained in the Fund's Annual Report which may be obtained without charge by contacting First Investors Life at 212-858-8200. The table has been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Fund.


                                                -----------------------------------------------
                                                              Year Ended December 31
                                                -----------------------------------------------

                                                   1997      1996      1995      1994      1993
                                                -------   -------   -------   -------   -------
Net Asset Value, Beginning of Year . . . . .     $12.75    $12.23    $11.03    $12.18    $11.38
                                                -------   -------   -------   -------   -------

Income from Investment Operations
Net investment income. . . . . . . . . . . .       1.11      1.17      1.20      1.09      1.14
Net realized and unrealized
 gain (loss) on investments. . . . . . . . .        .23       .37      1.02     (1.22)      .86
                                                -------   -------   -------   -------   -------

  Total from Investment Operations . . . . .       1.34      1.54      2.22      (.13)     2.00
                                                -------   -------   -------   -------   -------

Less Distributions from:
  Net investment income. . . . . . . . . . .       1.20      1.02      1.02      1.02      1.20
                                                -------   -------   -------   -------   -------

Net Asset Value, End of Year . . . . . . . .     $12.89    $12.75    $12.23    $11.03    $12.18
                                                -------   -------   -------   -------   -------
                                                -------   -------   -------   -------   -------

TOTAL RETURN(%)+ . . . . . . . . . . . . . .      10.94     13.10     20.76     (1.00)    18.15
----------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (in thousands) . . .    $36,082   $36,948   $38,037   $36,725   $43,056


Ratios to Average Net Assets (%)
Expenses . . . . . . . . . . . . . . . . . .        .86       .86       .88       .87       .85
Net investment income. . . . . . . . . . . .       8.60      9.31     10.17      9.38      9.54


Portfolio Turnover Rate (%). . . . . . . . .         53        29        45        54        79

                                                -----------------------------------------------
                                                              Year Ended December 31
                                                -----------------------------------------------

                                                   1992      1991      1990      1989      1988
                                                -------   -------   -------   -------   -------
Net Asset Value, Beginning of Year . . . . .     $11.05     $9.16    $11.47    $13.19    $12.99
                                                -------   -------   -------   -------   -------

Income from Investment Operations
Net investment income. . . . . . . . . . . .       1.27      1.26      1.32      1.57      1.61
Net realized and unrealized
 gain (loss) on investments. . . . . . . . .        .29      1.86     (2.30)    (1.73)      .20
                                                -------   -------   -------   -------   -------

  Total from Investment Operations . . . . .       1.56      3.12      (.98)     (.16)     1.81
                                                -------   -------   -------   -------   -------

Less Distributions from:
  Net investment income. . . . . . . . . . .       1.23      1.23      1.33      1.56      1.61
                                                -------   -------   -------   -------   -------

Net Asset Value, End of Year . . . . . . . .     $11.38    $11.05     $9.16    $11.47    $13.19
                                                -------   -------   -------   -------   -------
                                                -------   -------   -------   -------   -------

TOTAL RETURN(%)+ . . . . . . . . . . . . . .      14.56     35.76     (9.18)    (1.60)    14.43
----------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (in thousands) . . .    $44,116   $50,914   $53,328   $85,719   $69,641


Ratios to Average Net Assets (%)
Expenses . . . . . . . . . . . . . . . . . .        .88       .89       .86       .82       .84
Net investment income. . . . . . . . . . . .      10.95     11.99     12.57     12.38     11.96


Portfolio Turnover Rate (%). . . . . . . . .         65        47        37        34        51



 +   The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

                         INVESTMENT OBJECTIVES AND POLICIES

   The Fund primarily seeks high current income without undue risk to principal and secondarily seeks growth of capital. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high yield, high risk securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P"), or are unrated and deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing.

   The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in U.S. or foreign currency. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities and invest in zero coupon and pay-in-kind securities. The Fund may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis. See the SAI for more information concerning these securities.

   The Fund may invest up to 35% of its total assets in the following instruments: common and preferred stocks, other than those considered to be High Yield Securities; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; securities issued by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); warrants and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements.

   In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See the SAI for more information concerning these securities.

   The medium- to lower-rated, and certain of the unrated, securities in which the Fund invests, tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value do not affect the cash income from the securities, but are reflected in the computation of the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

   Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

   A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, and to establish a long-term holding basis.

   Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or are unrated. See "High Yield Securities" and Appendix A for a description of corporate bond ratings.

   The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. The Fund's investment objectives and certain investment limitations set forth in the SAI are fundamental policies that may not be changed without shareholder approval.


   The dollar weighted average of credit ratings of all bonds held by the Fund during the 1997 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund's assets during the 1997 fiscal year and is not necessarily representative of the Fund as of the end of its 1997 fiscal year, the current fiscal year or at any other time in the future.



                                                   COMPARABLE QUALITY
                                                 OF UNRATED SECURITIES
                             RATED BY MOODY'S  TO BONDS RATED BY MOODY'S
                             ----------------  -------------------------
     Baa                            3.75%                1.34%
     Ba                            10.86                 0
     B                             75.85                 3.17
     Caa                            0                    1.38
                                   -----                 ----
     Total                         91.46%                5.89%

DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS

   CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

   DEBT SECURITIES. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflationary expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. See Appendix A for a description of corporate bond ratings.

   DEEP DISCOUNT SECURITIES. Each Fund may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of investing in Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities," below.

   HIGH YIELD SECURITIES. High Yield Securities are subject to certain risks that may not be present with investments in higher grade debt securities.

   EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in the Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, it might incur additional expenses to seek recovery.

   Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

   THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

   CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Fund may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

   LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

   The ability of the Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Fund's Board of Directors to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.


   MARKET RISK. The Fund is subject to market risk because it invests in common stocks. Market risk is the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.


   MONEY MARKET INSTRUMENTS. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit will be made only with domestic institutions with assets in excess of $500 million. See the SAI for more information regarding money market instruments and Appendix A to the SAI for a description of commercial paper ratings.

   PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

   REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

   RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid investments, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include restricted securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), which the Board of Directors or the Adviser has determined are liquid under Board-approved guidelines. In addition, there is a risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted securities and illiquid investments, including the risks involved in their use.


   ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities accounted for by the Fund for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.


                                 HOW TO BUY SHARES

   Investments in the Fund are only available through purchases of the Contracts offered by First Investors Life. Purchase payments for the Contracts, net of certain expenses, are paid into a unit investment trust, Separate Account A. Separate Account A pools these proceeds to purchase shares of the Fund designated by purchasers of the Contracts. Orders for the purchase of Fund shares received prior to the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 P.M. (New York City time), on any business day the NYSE is open for trading, will be processed and shares will be purchased at the net asset value determined at the close of regular trading on the NYSE on that day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value determined at the close of regular trading on the NYSE on the next trading day. See "Determination of Net Asset Value." For a discussion of pricing when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI.

                                HOW TO REDEEM SHARES

   Shares of the Fund may be redeemed at the direction of Contractowners, in accordance with the terms of the Contracts. Redemptions will be made at the Fund's next determined net asset value upon receipt of a proper request for redemption or repurchase. Payment will be made by check as soon as possible but within seven days after presentation. However, the Fund's Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale or valuation of portfolio securities held by the Fund is not reasonably practicable.

                                     MANAGEMENT

   BOARD OF DIRECTORS. The Fund's Board of Directors, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management.

   ADVISER. First Investors Management Company, Inc. supervises and manages the Fund's investments, determines the Fund's portfolio transactions and supervises all aspects of the Fund's operations. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and Administrative Data Management Corp. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


   As compensation for its services, the Adviser receives an annual fee from the Fund, which is payable monthly. For the fiscal year ended December 31, 1997, the Fund's advisory fees were 0.75% of its average daily net assets.


   The Fund bears all expenses of its operations other than those incurred by the Adviser under the terms of its advisory agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.


   PORTFOLIO MANAGER. George V. Ganter has been Portfolio Manager of the Fund since 1986. Mr. Ganter is also Portfolio Manager of certain other First Investors funds. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.


                          DETERMINATION OF NET ASSET VALUE


   The net asset value of a Fund share is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the Fund's Board of Directors deems necessary, by dividing the market value of the securities held by the Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Fund's Board of Directors. The NYSE currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                         DIVIDENDS AND OTHER DISTRIBUTIONS

   Dividends from net investment income are generally declared daily and paid quarterly in additional Fund shares at net asset value (without sales charge) generally determined as of the close of business on the first business day of the following quarter. If you redeem all of your Fund shares at any time during the quarter, you are paid all dividends declared through the day prior to the date of the redemption, together with the proceeds of your redemption. Net investment income includes interest and dividends, earned discount and other income earned on portfolio securities less expenses. Distributions of substantially all of the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers, and any net realized gains from foreign currency transactions, are declared annually and paid in additional Fund shares at the net asset value (without sales charge) generally determined as of the close of business on the business day immediately following the record date of the distribution.

                                       TAXES

   The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders.

   Shares of the Fund are offered only to Separate Account A, which is an insurance company separate account that funds the Contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account that is properly allocable to the value of eligible variable annuity contracts. Please refer to "Federal Income Tax Status" in the Prospectus of Separate Account A for information as to the tax status of that account and the holders of the Contracts.

   The Fund intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Fund by the Investment Company Act of 1940, as amended, and Subchapter M of the Code, place certain limitations on the assets of Separate Account A--and of the Fund, because section 817(h) and those regulations treat the assets of the Fund as assets of Separate Account A--that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the Fund's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of the Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contractholders other than as described in the Prospectus of Separate Account A.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a more detailed discussion. Shareholders are urged to consult their tax advisers.

                                GENERAL INFORMATION

   ORGANIZATION. The Fund was incorporated in the State of Maryland on November 14, 1979. The Fund is authorized to issue 25 million shares of common stock, $1.00 par value per share. Shares of the Fund have equal dividend, voting, liquidation and redemption rights. The Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors.

   CUSTODIAN. The Fund has retained The Bank of New York, 48 Wall Street, New York, New York 10286, to act as custodian of the securities and cash of the Fund.

   TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of the Adviser and First Investors Life, acts as transfer agent for the Fund and as dividend disbursing agent.

   SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling First Investors Life at 212-858-8200.


   ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUSES TO SHAREHOLDERS. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Funds' intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.



   YEAR 2000. Like other mutual funds, the Fund could be adversely affected if the computer and other information processing systems used by the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Fund's other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. Nor can the Fund estimate the extent of any impact.

                                     APPENDIX A

                       DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

   1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

   2.  Nature of and provisions of the obligation;

   3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

   A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The

"BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

   B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

   CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

   CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

   C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI The rating "CI" is reserved for income bonds on which no interest is being paid.

   D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

   Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

   A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                 TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . . .4
How to Buy Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . 10
Dividends and Other Distributions. . . . . . . . . . . . . . . . . . . . . 11
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

                      FIRST INVESTORS SPECIAL BOND FUND, INC.
                                     PROSPECTUS


INVESTMENT ADVISER
First Investors Management Company, Inc.
95 Wall Street
New York, NY  10005


LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachussetts Avenue, N.W.
Washington, DC  20036


CUSTODIAN
The Bank of New York
48 Wall Street
New York, NY  10286


TRANSFER AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey  07095-1198


AUDITORS
Tait, Weller & Baker
8 Penn Center Plaza
Philadelphia, Pennsylvania  19103




                                     PROSPECTUS
                                   April 30, 1998

NO DEALER, SALESMAN OR ANY OTHER PERSONS HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SHARES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IS SUCH STATE.

                       FIRST INVESTORS SPECIAL BOND FUND, INC.

               STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998


                95 WALL STREET NEW YORK, N.Y.  10005/(212) 858-8200

     This is a Statement of Additional Information ("SAI") for First Investors Special Bond Fund, Inc. ("Fund"), an open-end diversified management investment company. Shares of the Fund may be purchased only through the acquisition of a variable annuity contract issued by First Investors Life Insurance Company ("First Investors Life").

     The Fund primarily seeks high current income without undue risk of principal and secondarily seeks growth of capital by investing at least 65% of its total assets in high yield, high risk securities, commonly referred to as "junk bonds." There can be no assurance that the Fund will achieve its investment objectives.


     This SAI is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated April 30, 1998, which may be obtained free of cost from the Fund at the address or telephone number noted above.


                                  TABLE OF CONTENTS


                                                                        Page
                                                                        ----
Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . . .    2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .    5
Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . .    7
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . .   10
Allocation of Portfolio Brokerage. . . . . . . . . . . . . . . . . . .   11
Emergency Pricing Procedures . . . . . . . . . . . . . . . . . . . . .   12
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
General Information. . . . . . . . . . . . . . . . . . . . . . . . . .   13
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .   15

                                 INVESTMENT POLICIES

     BANKERS' ACCEPTANCES. The Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     CERTIFICATES OF DEPOSIT. The Fund may invest in bank certificates of deposit ("CDs") subject to the restrictions set forth in the Prospectus. The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Fund's investment adviser, First Investors Management Company, Inc. ("Adviser" or "FIMCO"), will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

     FOREIGN GOVERNMENT OBLIGATIONS. The Fund may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

     FOREIGN SECURITIES-RISK FACTORS. The Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. Because the Fund currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations, changes in the value of these currencies can significantly affect its share price. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

     LOANS OF PORTFOLIO SECURITIES. The Fund may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The Fund may not make loans of portfolio securities in excess of 10% of its total assets.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result more than 15% of its net assets would be invested in such repurchase agreements, together with any other illiquid investments.

     RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the

Securities Act of 1933, as amended ("1933 Act"), which the Board of Directors or the Adviser has determined under Board-approved guidelines are liquid.


     Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

     U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

     WARRANTS. The Fund may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is greater risk that warrants might drop in value at a faster rate than the underlying stock.


     WHEN-ISSUED SECURITIES. Although it has no intention of doing so in the coming year, the Fund many invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.



     PORTFOLIO TURNOVER. Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 1996 and 1997, the Fund's portfolio turnover rate was 29% and 53%, respectively.


                            INVESTMENT RESTRICTIONS

     The Fund has adopted the investment restrictions set forth below, and, unless identified as non-fundamental policies, may not be changed without the approval of a vote of a majority of the outstanding shares of the Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding shares of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     The investment restrictions provide that, among other things, the Fund will not:

     (1) Borrow money except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.

     (2) Make loans to other persons except that the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceeds 10% of the value of the Fund's total assets. The Fund may terminate such loans at any time and vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The investment risk is that the borrower will fail financially when the collateral is in its possession. The borrower must add to collateral whenever the market value of the securities rises above the level of such collateral. The primary objectives of such loaning function is to supplement the Fund's income through investment of the cash collateral in short-term interest bearing obligations. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.

     (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (4) Invest more than 5% of the value of its total assets in securities of issuers that have been in business for less than three years.

     (5)  Underwrite securities of other issuers.

     (6) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933, as amended, and are readily marketable.

     (7) Invest in companies for the purpose of exercising control or management.

     (8) Invest in securities of other investment companies, except in connection with a merger of another investment company.

     (9)  Purchase any securities on margin or sell any securities short.

     (10) Purchase or retain securities of any issuer if any officer or director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (11) Invest more than 25% of the value of its total assets in a particular industry at any one time.

     (12) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of the Fund, as principals.

     The Fund has adopted the following non-fundamental investment restrictions which may be changed without shareholder approval:

     (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

     (2) The Fund will not pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

                                DIRECTORS AND OFFICERS

     The following table lists the Directors and executive officers of the Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (72), President and Director. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

JAMES J. COY (84), Emeritus Director, 90 Buell Lane, East Hampton, NY 11937. Retired; formerly Senior Vice President, James Talcott, Inc. (financial institution).

ROGER L. GRAYSON* (41), Director, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

KATHRYN S. HEAD*+ (42), Director, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

REX R. REED (76), Director, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN (76), Director, 695 Charolais Circle, Edwards, CO 81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN (66), Director, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY (65), Director, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (66), Director and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH (68), Director, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (40), Treasurer and Chief Financial Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

GEORGE V. GANTER (45), Vice President. Vice President, First Investors Asset Management Company, Inc., First Investors High Yield, Inc. and Executive Investors Trust; Portfolio Manager, FIMCO.

---------------

* These Directors may be deemed to be "interested persons," as defined in the 1940 Act.

+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

     All of the officers and Directors, except for Mr. Ganter, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.


     The following table lists compensation paid to the Directors of the Fund for the fiscal year ended December 31, 1997.

                                         PENSION OR                             TOTAL
                                         RETIREMENT                             COMPENSATION
                                         BENEFITS           ESTIMATED           FROM FIRST
                         AGGREGATE       ACCRUED AS PART    ANNUAL              INVESTORS FAMILY
                         COMPENSATION    OF FUND            BENEFITS UPON       OF FUNDS PAID TO
DIRECTOR                 FROM FUND*      EXPENSES           RETIREMENT          DIRECTOR*
--------                 ------------    ---------------    -------------       ----------------
James J. Coy**              $461.14              $-0-                $-0-            $15,500.00
Roger L. Grayson                -0-               -0-                 -0-                   -0-
Glenn O. Head                   -0-               -0-                 -0-                   -0-
Kathryn S. Head                 -0-               -0-                 -0-                   -0-
Rex R. Reed                1,106.74               -0-                 -0-             37,200.00
Herbert Rubinstein         1,106.74               -0-                 -0-             37,200.00
James M. Srygley           1,106.74               -0-                 -0-             37,200.00
John T. Sullivan                -0-               -0-                 -0-                 -0-
Robert F. Wentworth        1,106.74               -0-                 -0-             37,200.00
Nancy Schaenen               830.05               -0-                 -0-             27,900.00



* Compensation to officers and interested Directors of the Fund is paid by the Adviser. In addition, prior to December 31, 1997, compensation to non-interested Directors of the Fund was voluntarily paid by the Adviser. Commencing January 1, 1998, compensation to non-interested Directors of the Fund is being be paid by the Fund.
** On March 27, 1997, Mr. Coy resigned as a Director of the Fund. Mr. Coy did not resign due to a disagreement on any matters relating to the Fund's operations, policies or practices. Mr. Coy currently serves as an emeritus Director.


                                      MANAGEMENT

     Investment advisory services to the Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the shareholders of the Fund.

     Pursuant to the Advisory Agreement, FIMCO shall supervise and manage the Fund's investments, determine the Fund's portfolio transactions and supervise all aspects of its operations, subject to review by the Directors. The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time without penalty by the Directors or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect for a period of over two years only if such continuance is approved annually either by the Directors or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

     Under the Advisory Agreement, the Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                          Annual
Average Daily Net Assets                                                   Rate
------------------------                                                  ------
Up to $250 million . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.75%
In excess of $250 million up to $500 million . . . . . . . . . . . . . . . 0.72
In excess of $500 million up to $750 million . . . . . . . . . . . . . . . 0.69
Over $750 million. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.66


     The Adviser has an Investment Committee composed of George V. Ganter, Margaret Haggerty, Glenn O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

     For the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid the Adviser $277,740, $271,569 and $269,748, respectively, in advisory fees.


                           DETERMINATION OF NET ASSET VALUE

     Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, the Fund may determine the value of debt securities based upon prices furnished by Interactive Data Corporation, an outside pricing service. The pricing service uses quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Fund's Board of Directors.

     "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the last bid and asked prices obtained from recognized dealers in such securities or the pricing service. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

     The Fund's Board of Directors may suspend the determination of the Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange

("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets, or
(3) for such other period as the SEC has by order permitted.

                          ALLOCATION OF PORTFOLIO BROKERAGE

     Purchases and sales of portfolio securities by the Fund may be principal transactions. In principal transactions, portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commission paid by the Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Certain money market instruments may be purchased by the Fund directly from an issuer, in which no commission or discounts are paid. The Fund may purchase fixed income securities on a "net" basis with dealers acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer.

     The Fund may deal in securities which are not listed on a national securities exchange or the Nasdaq national market system but are traded in the OTC market. The Fund also may purchase listed securities through the "third market." When transactions are executed in the OTC market, the Fund seeks to deal with the primary market makers, but when advantageous they utilize the services of brokers.

     In effecting portfolio transactions for the Fund, the Adviser seeks best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or the Adviser, by such member or broker. In addition, upon the instruction of the Board of Directors, the Adviser may use dealer concessions available in fixed-price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser may use research and services provided to it by brokers in servicing all the funds in First Investors Group of Funds; however, not all such services may be used by the Adviser in connection with the Fund. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker participate in these commissions.

     The Adviser may combine transaction orders placed on behalf of the Fund and any other fund in the First Investors Group of Funds, any series of Executive Investors Trust and First Investors Life for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Directors.


     For the fiscal year ended December 31, 1995, the Fund did not pay brokerage commissions. For the fiscal year ended December 31, 1996, the Fund paid $1,408 in brokerage commissions. Of that amount $1,149 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $209,005. For the fiscal year ended December 31, 1997, the Fund paid $1,170 in brokerage commissions. Of that amount $1,104 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $190,813.

                             EMERGENCY PRICING PROCEDURES

     In the event that the Fund must halt operations during any day that it would normally be required to price under Rule 22c-1 under the Investment Company of 1940 due to an emergency ("Emergency Closed Day"), the Fund will apply the following procedures:

     1. The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

     2. For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

          (a) In the case of a mail order, the order will be considered received by the Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; or such other time as may be prescribed in the Fund's Prospectus; and

          (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Fund's Prospectus.

     3. If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

     4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the net asset value for the Fund and its shareholders.

                                        TAXES

     Fund shares are offered only to a separate account of First Investors Life that funds individual variable annuity contracts. See the separate account's prospectus for a discussion of the special taxation of First Investors Life with respect to the account and of the contractholders.

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

     Dividends and interest received by the Fund, and gains realized by the Fund, may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities.
Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund may acquire zero coupon securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

                                 GENERAL INFORMATION

     AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.


     TRADING BY PORTFOLIO MANAGERS AND OTHER ACCESS PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Fund. Among other things, such persons, except the Directors: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and
(d) are prohibited from purchasing securities of initial public offerings.

                                      APPENDIX A

                       DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.
     -    High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                              Financial Statements as of
                                  December 31, 1997

                              Financial Statements as of
                                  December 31, 1997


Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on March 5, 1998 (Accession Number: 0000928816-98-000068).


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